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                                                                   EXHIBIT 10.14

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is entered into this 25th day of January, 2000 between MigraTEC, Inc., a Florida corporation (the "Corporation"), and the shareholders of the Corporation who are signatories to this Agreement (the "Shareholders").

                                    RECITALS:

         WHEREAS, the Corporation has entered into a Note and Warrant Purchase Agreement (as hereinafter defined) of even date herewith with MT Partners, L.P., a Texas limited partnership ("Cardinal"), and Mercury Fund No. 1, Ltd., a Texas limited partnership ("Mercury"), providing for the issuance and sale to the Shareholders of Convertible Secured Promissory Notes (the "Notes") and warrants to purchase shares of Common Stock (the "Warrants"); and

         WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the consummation of the Note and Warrant Purchase Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants, obligations and agreements contained herein, the parties hereto hereby agree as follows:

                                    AGREEMENT

         SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  (b) "Common Stock" shall mean the common stock, no par value per share, of the Corporation.

                  (c) "Exchange Act" shall mean the Securities Exchange Act of 1934 or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  (d) "Note and Warrant Purchase Agreement" shall mean the Note and Warrant Purchase Agreement, of even date herewith, between the Corporation and the Shareholders.

                  (e) "Person" shall include all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures and other entities and governments and agencies and political subdivisions.

                  (f) "Primary Shares" shall mean at any time all authorized but unissued Shares.



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                  (g) "Qualified Public Offering" or "QPO" shall mean a public offering of shares of Common Stock of the Corporation, resulting in gross proceeds to the Corporation of not less than $10,000,000.00.

                  (h) "Registrable Shares" shall mean all Shares held by the Shareholders (or issuable upon conversion or exercise of any note, option, warrant, right or other security) that constitute (or upon such conversion or exercise will constitute) Restricted Shares.

                  (i) "Registration Expenses" shall mean all expenses incident to the Corporation's performance of or compliance with, or to the Shareholders' exercise of rights under, Sections 2, 3, 4 or 5 hereof, including all registration, filing, listing and National Association of Securities Dealers, Inc. fees and expenses, all fees and expenses of complying with securities or "blue sky" laws, all printing expenses (including expenses of printing certificates for Registrable Shares in a form eligible for deposit with The Depository Trust Company), messenger and delivery expenses, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding underwriting discounts and commissions), registrar and transfer agent's fees, any fees and disbursements of counsel for the Corporation, and any fees and disbursements of the Corporation's independent public accountants, including, without limitation, fees and expenses associated with providing assurances to the underwriters and the Shareholders in connection with any due diligence activities by them.

                  (j) "Restricted Shares" shall mean any shares of Common Stock currently owned or hereafter acquired by the Shareholders, their successors and assigns, including shares of Common Stock issued to the Shareholders upon conversion of the Notes issued pursuant to the Note and Warrant Purchase Agreement or upon conversion of shares of Series A Preferred Stock and exercise of the Warrants.

                  (k) "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any successor or complimentary rule thereto.

                  (l) "Securities Act" shall mean Securities Act of 1933 or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  (m) "Series A Preferred Stock" shall mean Convertible Preferred Stock, Series A, $0.01 par value per share, of the Corporation.

                  (n) "Shareholders" shall mean the shareholders of the Corporation who are signatories to this Agreement and their successors and assigns.

                  (o) "Shareholders Agreement" shall mean the Shareholders Agreement of even date herewith, among the Corporation, the Shareholders and the other signatories thereto.

                  (p) "Shares" shall mean shares of the Common Stock.



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                  (q) "Transfer" shall include any disposition of any Restricted
         Shares or of any interest therein that would constitute a sale thereof within the meaning of the Securities Act other than any such disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue-sky" laws.

         SECTION 2. Piggyback Registration. Subject to the terms and conditions set forth in this Agreement, if the Corporation at any time within ten (10) years following the date hereof proposes to register Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly, but no later than thirty (30) days prior to the filing of the registration statement, give written notice to the Shareholders of the Corporation's intention to so register such Shares. Upon the written request given by any of the Shareholders to the Corporation within ten (10) days after receipt of the notice of the proposed registration of Shares from the Corporation, requesting the inclusion in such registration of Registrable Shares held by such Shareholder(s) (which request shall specify the number of Registrable Shares proposed to be included in such registration by such Shareholder(s) and shall state the intended method of disposition of such Registrable Shares by such Shareholder(s)), the Corporation shall use its reasonable best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration, provided that the managing underwriter of the Corporation's public offering, if any, shall be of the opinion that the inclusion in such registration of such number of Shares will not interfere with the successful marketing of all of the Corporation's securities being registered. If the managing underwriter requests the Shareholder to reduce in whole or in part the number of shares sought or be registered by the Shareholder, the Shareholder shall comply with the request of the managing underwriter. Each such Shareholder may withdraw all or part of its Registrable Shares from such registration at any time prior to the effective date of the registration statement relating thereto upon written notice to the Corporation to such effect, subject to the payment by such Shareholder of all substantiated Registration Expenses directly allocable to such Shareholder. If the proposed registration by the Corporation is an underwritten public offering of Common Stock, any request pursuant to this Section 2 to register Registrable Shares shall specify that such shares are to be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration. The Corporation will use its reasonable best efforts to cause the managing underwriters of a proposed underwritten offering to permit holders of Registrable Shares requested to be included in the registration for such offering to include all such Registrable Shares on the terms and conditions as any similar securities of the Corporation or any selling securityholder included therein.

         SECTION 3. Demand Registration. Subject to the terms of this Section 3, on any date after August 31, 2000, if the Corporation shall be requested in writing by a Shareholder to effect a registration under the Securities Act of Registrable Shares, the Corporation shall promptly give written notice of the proposed registration to the other Shareholders and shall promptly use its reasonable best efforts to effect such registration under the Securities Act of such Registrable Shares which (i) the Corporation has been so requested by the initiating holders thereof to register and (ii) the other Shareholders have, within ten (10) days of such notice, requested in writing to be



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registered; provided, however, that the Corporation shall not be obligated to effect any registration under this Section 3 except in accordance with the following provisions:

                  (a) the Corporation shall not be obligated to use its reasonable best efforts to file and cause to become effective:

                           (i) more than two (2) registration statements for the
                  Shareholders with respect to Registrable Shares initiated pursuant to this Section 3; provided, however, that any registration proceeding begun pursuant to this Section 3 that is subsequently withdrawn at the request of the holders of the Registrable Shares shall not count toward the three (3) registration statements which such Shareholders have the right to cause the Corporation to effect pursuant to this Section 3; provided, however, that the holders requesting the withdrawal of the registration shall reimburse the Corporation for all Registration Expenses incurred by the Corporation directly attributable to them unless the withdrawal is based upon material adverse information concerning the Corporation of which such initiating holders were not aware at the time of such request; and provided further, however, that if such holders are required to reimburse the Corporation for such Registration Expenses, such expenses shall be borne by such holders requesting such registration in proportion to the number of Registrable Shares for which registration was requested; or

                           (ii) any registration statement during any period in
                  which a registration statement pertaining to a QPO has been filed and not withdrawn or has been declared effective within the prior one-hundred eighty (180) days; or

                           (iii) any registration statement during any period in
                  which the Corporation would be required under the Securities Act to effect a special audit of its financial statements for inclusion in such registration statement (unless the participating holders of the Registrable Shares agree in writing to bear the cost of such special audit);

                  (b) the Corporation may delay the filing or effectiveness of any registration statement for a period of up to ninety (90) days after the date of a request for registration pursuant to this Section 3, but no more than once in any twelve (12) month period, if:

                           (i) (A) at the time of such request the Corporation
                  is engaged, or has formal plans to engage, within sixty (60) days of the time of such request, in an underwritten public offering of Shares (including an offering contemplated by Section 2 hereof), and (B) an investment banking firm of recognized national or regional standing has advised the Corporation that effecting the requested registration could impair the success of such underwritten public offering (which period of delay shall also be subject to Section 3(a)(iii) hereof); or



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                           (ii) the Corporation determines in good faith that
                  (A) it is in possession of material, non-public information concerning an acquisition, merger, recapitalization, consolidation, reorganization or other material transaction by or of the Corporation or concerning pending or threatened litigation and (B) disclosure of such information would jeopardize any such transaction or litigation or otherwise materially harm the Corporation; or

                           (iii) the Corporation shall furnish to the holders of
                  the Registrable Shares who have demanded registration a certificate signed by the President of the Corporation stating that, in the good faith judgment of the Board of Directors of the Corporation, it would not be in the best interests of the Corporation and its shareholders generally for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement; and

                  (c) if the Shareholder intends to distribute Registrable Shares covered by the request by means of an underwriting, it shall so advise the Corporation as part of the request made pursuant to this
         Section 3. In such event, the right of the Shareholder to include such Registrable Shares in such registration shall be conditioned upon the Shareholder's participation in such underwriting and the inclusion of such Registrable Shares in the underwriting. The Shareholder shall (together with the Corporation as provided herein) enter into an underwriting agreement in customary form with the managing underwriter or underwriters of the offering, such managing underwriter or underwriters to be selected by the Shareholder making the demand along with the holders of other Registrable Shares which may be included therein, subject to the Corporation's approval, which shall be not be unreasonably withheld.

         SECTION 4. Shelf Registration.

                  (a) Upon the written request of the Shareholders made at any time on or after August 31, 2000, the Corporation agrees to file as soon as reasonably practicable, but in no event later than ninety (90) days after the date of such request (the "Target Filing Date"), one or more "shelf" registration statements with respect to all of the Registrable Shares on any appropriate form pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Corporation agrees to use its reasonable best efforts to have the Shelf Registration declared effective no later than one hundred twenty (120) days after receipt of the written request of the Shareholders and to keep the Shelf Registration with respect to the Registrable Shares continuously effective for a period of thirty-six (36) months following the date on which the Shelf Registration is declared effective; provided, however, that if for any reason the effectiveness of the Shelf Registration is suspended, such period shall be extended by the aggregate number of days of each such suspension period; and provided, further, that the effectiveness of the Shelf Registration may be terminated earlier with respect to any Registrable Shares if and to the extent that all the Registrable Shares registered therein cease to be Registrable Shares in accordance with the terms hereof or if the managing underwriter of a public offering by the



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         Corporation, if any, shall be of the opinion that the shelf registration will interfere with the successful marketing of such public offering of the Corporation's securities.

                  (b) The Corporation further agrees, if necessary, to supplement or amend any Shelf Registration, as required by the registration form utilized by the Corporation or by the instructions applicable to such registration form or by the Securities Act or the rules and regulations thereunder and the Corporation agrees to furnish to the Shareholders copies of any such supplement or amendment prior to its being used and/or filed with the Commission. The Corporation agrees to pay all registration expenses in connection with the Shelf Registration, whether or not it becomes effective. In no event shall the Shelf Registration include securities other than Registrable Shares.

         SECTION 5. Registration on Form S-3. Anything contained in Section 2 to the contrary notwithstanding, at such time as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act, or any successor form thereto, the holders of the Restricted Shares then outstanding shall have the right to request in writing three (3) registrations on Form S-3 (or such successor form) of Registrable Shares, which request or requests shall
(i) specify the number of Registrable Shares intended to be sold or disposed of,
(ii) state the intended method of disposition of such Registrable Shares and
(iii) relate to Registrable Shares having an anticipated aggregate offering price of at least $500,000; provided, however, that the Corporation shall not be obligated to file and cause to become effective any registration on Form S-3 within a period of one-hundred eighty (180) days after the effective date of any previous registration statement filed by the Corporation pursuant to Sections 2, 3, 4 or 5. Upon such a request, the Corporation shall promptly give written notice of the proposed registration to all other Shareholders and shall promptly use its reasonable best efforts to effect such registration under the Securities Act of such Registrable Shares which (i) the Corporation has been so requested by the initiating holders thereof to register and (ii) the other Shareholders have, within ten (10) days of such notice, requested in writing to be registered. A requested registration on Form S-3 or any such successor form in compliance with this Section 5 shall not count as a registration statement initiated pursuant to Section 3 but shall otherwise be treated as a registration initiated pursuant to, and shall, except as otherwise expressly provided in this
Section 5, be subject to Section 3.

         SECTION 6. Filing Obligations of the Corporation. In connection with any registration of the Registrable Shares effected pursuant to Sections 2, 3, 4 or 5, the Corporation shall:

                  (a) prepare and file the registration statement and such amendments and supplements to the registration statement and the prospectus or offering circular used in connection therewith as may be necessary to keep the registration statement current and effective until such time as all of such Registrable Shares covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but, in the case of Sections 2, 3 and 5, in no event for a period of more than three (3) years after such registration statement becomes effective, and to comply with the provisions of the Securities Act and the rules and regulations thereunder with respect to the disposition of all the Registrable Shares



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         covered by the registration statement for the period required to effect the distribution thereof, and to use its best efforts to make any corrections or updates to the registration statement or prospectus as promptly as practicable;

                  (b) furnish to the Shareholders who have elected to sell Shares (the "Selling Shareholders") such number of copies of any prospectus or offering circular, including a preliminary prospectus, and of a full registration statement and exhibits in conformity with the requirements of the Securities Act and rules and regulations thereunder, and each amendment and supplement thereto, and such other documents as the Selling Shareholders may reasonably request in order to facilitate the disposition of such securities;

                  (c) use its best efforts to register or qualify the Registrable Shares covered by the registration statement under the securities or blue sky laws of such jurisdictions of the United States (including territories and commonwealths thereof) as the Selling Shareholders may reasonably request, and accomplish any and all other acts and things which may be necessary or advisable to permit sales in such jurisdictions of such Registrable Shares; provided, however, that the Corporation shall not be required to keep such registration or qualification in effect for a period of more than three (3) years after such registration or qualification becomes effective; and provided further, that the Corporation shall not be required to consent to general service of process for all purposes, or to qualify as a foreign corporation, in any jurisdiction where it is not then qualified or to register or qualify the Registrable Shares covered by such registration statement in any jurisdiction which would require the Corporation to amend its Articles of Incorporation or Bylaws or covenant or undertake to do any other act or make any other change regarding its capitalization or share ownership prior to the effectiveness of such registration or qualification;

                  (d) if such registration is an underwritten public offering, enter into an underwriting agreement in form and substance customary under the circumstances;

                  (e) furnish to each Selling Shareholder, upon request, a copy, addressed to such Selling Shareholder (and the underwriters, if any) of:

                           (i) an opinion of counsel for the Corporation, dated
                  the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), covering the matters that are customarily covered in opinions of issuer's counsel delivered in similar registrations; and

                           (ii) in the event the registration to be effected is
                  underwritten, a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited the Corporation's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement



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                  (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                  (f) notify each Selling Shareholder covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such Selling Shareholder, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (g) use its reasonable best efforts to list all Registrable Shares covered by such registration statement on any securities exchange on which any Shares are then listed; and

                  (h) make reasonably available appropriate management-level employees to assist in customary due diligence and marketing activities incident to such registration.

         SECTION 7. Conditions to Registration Obligations. The Corporation shall not be obligated to effect the registration of the Registrable Shares pursuant to Sections 2, 3, 4 or 5 unless the Selling Shareholders consent to customary conditions of a reasonable nature that are imposed by the Corporation, including but not limited to, the following:

                  (a) conditions prohibiting the sale of Registrable Shares by the Selling Shareholders electing to participate until the registration is effective;

                  (b) conditions requiring the Selling Shareholders to comply with all applicable provisions of the Securities Act and the Exchange Act including, but not limited to, the prospectus delivery requirements of the Securities Act, and to furnish to the Corporation information about sales made in such public offering;

                  (c) conditions prohibiting the Selling Shareholders, upon receipt of telegraphic or written notice from the Corporation that it is required by law to correct or update the registration statement or prospectus, from effecting sales of any Registrable Shares until the Corporation has completed the necessary correction or updating;



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                  (d) conditions requiring the Selling Shareholders to execute a power of attorney and custody arrangement with respect to Registrable Shares to be registered prior to the filing of the registration statement; and

                  (e) if such registration is an underwritten public offering, conditions requiring the Selling Shareholders to enter into an underwriting agreement in form and substance customary under the circumstances.

         SECTION 8. Underwriting Agreement; Lock-up Agreement. If the Corporation at any time shall register Shares under the Securities Act (including any registration pursuant to Sections 2, 3 or 5) for sale through an underwritten public offering, the Shareholders shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those Shares included in such registration pursuant to Sections 2, 3 or 5) without the prior written consent of the underwriters managing the registered public offering for a period designated by such underwriters in writing to the Shareholders, which period shall not exceed one-hundred eighty (180) days after the effective date of such registration statement, provided, that each officer, director and 5% shareholder of the Corporation shall enter into similar agreements. Notwithstanding the foregoing, to the extent that the Shareholders shall enter into an underwriting agreement that contains provisions covering one or more issues addressed in this Section 8, the provisions contained in such underwriting agreement shall control as to the party or parties so entering into such underwriting agreement.

         SECTION 9. Information Provided by the Shareholders. Whenever under this Agreement Registrable Shares are being registered, the Shareholders shall, as a condition to the inclusion of Registrable Shares held by the Shareholders in such registration, provide the Corporation on a timely basis with such information and materials as the Corporation may reasonably request in order to effect the registration of the Registrable Shares.

         SECTION 10. Rule 144. With a view to making available to the Shareholders the benefits of Rule 144 under the Securities Act, the Corporation agrees at all times to use its best efforts:

                  (a) to make available adequate current public information with respect to it within the meaning of, and as required pursuant to, Rule 144 (c);

                  (b) file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act;

                  (c) furnish to the Shareholders promptly upon request a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation filed with the Commission, if any, and such other reports and documents of the Corporation and other information in the possession of or reasonably obtainable by the Corporation as the Shareholders may reasonably request in availing themselves of any rule



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         or regulation of the Commission allowing the Shareholders to sell securities without registration; and

                  (d) furnish to the Shareholders such information as is reasonably available to the Corporation in order to permit the Shareholders to sell securities pursuant to Rule 144A under the Securities Act.

         SECTION 11. Terms and Conditions of Registration. In connection with any registration pursuant to this Agreement (other than a demand registration or shelf registration) subject to the other terms and conditions of this Agreement, the Corporation shall in its sole discretion determine the terms and conditions of such registration, including, without limitation, the following: the timing thereof; the scope of the offering contemplated thereby (i.e. whether the offering shall be a combined primary offering and a secondary offering or limited only to a secondary offering); the manner of distribution of Registrable Shares; the period of effectiveness of registration for permissible sales of Registrable Securities thereunder consistent with the plan of distribution agreed upon by the Corporation and the Selling Shareholders; and all other material aspects of the registration and the registration process. In connection therewith, the Corporation may require that any such registration be underwritten, in which event (i) the managing underwriter shall be selected by the Corporation and (ii) the inclusion of Registrable Shares in such registration shall be conditioned upon each holder thereof entering into an underwriting agreement in customary form with such underwriters participating in such registration.

         SECTION 12. Expenses. Except as otherwise provided herein, the Corporation shall bear and pay all Registration Expenses incurred in effecting a registration under this Agreement.

         SECTION 13. Indemnification.

                  (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless each Selling Shareholder and each of their respective agents, officers, directors and partners and each other Person, if any, acting on behalf of such Selling Shareholder or who controls such Selling Shareholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several (or actions or proceedings in respect thereof), and any legal or any other expenses reasonably incurred by them in connection with defending any such loss, claim, damage, liability, action or proceeding to which such Selling Shareholder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the



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         statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or "blue-sky" laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under state securities or "blue-sky" laws; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in strict conformity with written information furnished to the Corporation by such Selling Shareholder with respect to information regarding the Selling Shareholder expressly for inclusion therein; and provided, however, that the Corporation shall not be liable to any Selling Shareholder in the offering or sale of Registrable Shares or any other Person, if any, who controls such Selling Shareholder within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Shareholder or any such agent, officer, director, partner or controlling Person.

                  (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Shareholder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 12(a)) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other Person (as such term is defined in the Securities Act) acting on behalf of the Corporation and each Person who "controls" any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in strict conformity with written information furnished to the Corporation or such underwriter by such Selling Shareholder expressly for inclusion in such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however that such Selling Shareholder shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Shares or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or



REGISTRATION RIGHTS AGREEMENT - Page 11
         alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such Person if such statement or omission was corrected in such final prospectus.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 13, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 13, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnifying party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if such indemnified party shall have reasonably concluded that representation of such indemnified party or parties by the counsel retained by the indemnifying party or parties would be inappropriate due to actual or potential differing interests between such indemnified party or parties and any other party represented by such counsel in such proceeding.

                  (d) If the indemnification provided for in this Section 13 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 13(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning



REGISTRATION RIGHTS AGREEMENT - Page 12
         of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         If indemnification is available under this Section 13, the indemnifying parties shall indemnify each indemnified party to the full extent provided herein without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 13(d).

         SECTION 14. Termination. Anything contained herein to the contrary notwithstanding, the rights of the Shareholders and the obligations of the Corporation under Sections 2, 3, 4 and 5 hereof shall cease and terminate upon the tenth (10th) anniversary of the date hereof.

         SECTION 15. Successors and Assigns. This Agreement shall bind and inure to the benefit of the Corporation, the Shareholders and the respective successors, assigns, heirs and legal representatives (as the case may be) of the Corporation and the Shareholders.

         SECTION 16. Transfer of Registrable Shares. In the event of a transfer of Registrable Shares by a Shareholder under the terms of the Shareholders Agreement (a "Permitted Transfer"), the registration rights granted to such Principal Shareholder under this Agreement also may be transferred without the prior written consent of the Corporation, so long as such rights are transferred to the same party who receives the related Registrable Shares in such Permitted Transfer. In all other cases, any transfer of registration rights granted hereunder shall require the prior written consent of the Corporation. As a condition to the transfer of the registration rights of any Shareholder hereunder, all transferees of such registration rights shall agree to be subject to and bound by the provisions of this Agreement.

         SECTION 17. Exchange Act Compliance. From the Registration Date or such earlier date as a registration statement filed by the Corporation pursuant to the Securities Act relating to any class of the Corporation's securities shall have become effective, the Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Shares. The Corporation shall cooperate with the Shareholders in supplying such information as may be necessary for the Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

         SECTION 18. Mergers. Etc. The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to include the common stock, if any, that holders of Registrable Shares would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization; provided, however, that, to the extent holders of Registrable Shares receive securities that are by their terms convertible into



REGISTRATION RIGHTS AGREEMENT - Page 13
common stock of the issuer thereof, then only such shares of common stock as are issued or issuable upon conversion of said convertible securities shall be included within the definition of "Registrable Shares."

         SECTION 19. No Conflict of Rights. The Corporation represents and warrants to the Shareholders that the registration rights granted to the Shareholders hereby do not conflict with any other registration rights granted by the Corporation. The Corporation shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

         SECTION 20. Severability. It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction..

         SECTION 21. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

         SECTION 22. Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if delivered personally, by facsimile, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address:

                  (a) if to the Corporation; to

                           MigraTEC, Inc.
                           12801 Stemmons Freeway, Suite 710
                           Dallas, Texas 75231
                           Attention:  Curtis Overstreet
                                       President
                           Telecopier: (214) 969-0315

                  (b) if to a Shareholder, to the address shown opposite such Shareholder's name on the signature page hereto.



REGISTRATION RIGHTS AGREEMENT - Page 14

A party hereto may change its or his address by giving written notice of such change in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received on the date of delivery or attempted delivery during normal business hours.

         SECTION 23. Modifications; Amendments; Waivers. The terms and provisions of this Agreement may only be amended or waived either (a) with the written consent of the Corporation and the Shareholders, or (b) in a writing by the party or parties against whom such amendment or waiver is sought to be enforced.

         SECTION 24. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         SECTION 25. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         SECTION 26. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed wholly therein (without reference to any principles of conflicts of laws).

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]



REGISTRATION RIGHTS AGREEMENT - Page 15

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed and delivered as of the date first above written.


                                       CORPORATION

                                       MIGRATEC, INC.



                                       By:
                                          --------------------------------------
                                          Curtis Overstreet
                                          President


Addresses                              SHAREHOLDERS:

500 Crescent Court, Suite 250          MT Partners, L.P.
Dallas, Texas  75201

                                       By: CARDINAL HOLDING CORPORATION
                                           General Partner


                                           By:
                                              ----------------------------------
                                              Marshall Payne
                                              President


17950 Preston Road, Suite 800          MERCURY FUND NO. 1, LTD.
Dallas, Texas  75252
                                       By: MERCURY VENTURES, LTD.,
                                           General Partner

                                       By: MERCURY MANAGEMENT, L.L.C.
                                       Its: General Partner


                                           By:
                                              ----------------------------------
                                              Kevin Howe
                                              Manager



REGISTRATION RIGHTS AGREEMENT - Signature Page